Exhibit 10.5

Execution Version

FIRST LIEN GUARANTEE AGREEMENT

made by

CD&R MILLENNIUM HOLDCO 5 S.À R.L.

and certain of its Subsidiaries,

in favor of

CREDIT SUISSE AG,

as Collateral Agent and Administrative Agent

Dated as of July 31, 2014

TABLE OF CONTENTS

	SECTION 1

	Defined Terms

1.1	Definitions	2
1.2	Other Definitional Provisions	7

	SECTION 2

	Guarantee

2.1	Guarantee	7
2.2	Right of Contribution	12
2.3	No Subrogation	12
2.4	Amendments, etc. with Respect to the Obligations	13
2.5	Guarantee Absolute and Unconditional	13
2.6	Reinstatement	15
2.7	Payments	15

	SECTION 3

	Guarantor Parallel Debt

3.1	Guarantor Parallel Debt	15

	SECTION 4

	Representations and Warranties

4.1	Representations and Warranties of Each Guarantor	16
4.2	Representation and Warranty of Holdings	16

	SECTION 5

	Covenants

5.1	Covenants of Each Guarantor	17
5.2	Covenant of Holdings	17

i

	SECTION 6

	[Reserved]

	SECTION 7

	[Reserved]

	SECTION 8

	[Reserved]

	SECTION 9

	Miscellaneous
9.1	Amendments in Writing	17
9.2	Notices	18
9.3	No Waiver by Course of Conduct; Cumulative Remedies	18
9.4	Enforcement Expenses; Indemnification	18
9.5	Successors and Assigns	19
9.6	Set-Off	19
9.7	Counterparts	19
9.8	Severability	19
9.9	Section Headings	19
9.10	Integration	20
9.11	GOVERNING LAW	20
9.12	Submission to Jurisdiction; Waivers	20
9.13	Acknowledgments	21
9.14	WAIVER OF JURY TRIAL	21
9.15	Additional Guarantors	21
9.16	Releases	21
9.17	Judgment	23

SCHEDULES

Schedule 1	—	Subsidiaries Party to the Guarantee Agreement
Schedule 2	—	Notice Addresses of Guarantors

ANNEXES

Annex 1	—	Assumption Agreement
Annex 2	—	Joinder and Release

ii

FIRST LIEN GUARANTEE AGREEMENT

FIRST LIEN GUARANTEE AGREEMENT, dated as of July 31, 2014, made by CD&R MILLENNIUM HOLDCO 5 S.À R.L., a Luxembourg Société à responsabilité limitée, having as of the Closing Date its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186914 and having as of the Closing Date a share capital of €12,500 (together with any successor in interest thereto, “Holdings”), the Subsidiaries of Holdings listed on Schedule 1 hereto and certain other Subsidiaries of the Parent Borrower from time to time party hereto, in favor of CREDIT SUISSE AG, as collateral agent for the Secured Parties (as defined below) (in such capacity, and together with its successors and assigns in such capacity, the “Collateral Agent”) and administrative agent (in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”) for the banks and other financial institutions (collectively, the “Lenders”; individually, a “Lender”) from time to time party to the Credit Agreement described below.

W I T N E S S E T H :

WHEREAS, pursuant to that certain First Lien Credit Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or successor agreements, the “Credit Agreement”), among CD&R Millennium Holdco 6 S.à r.l., a Luxembourg Société à responsabilité limitée, having as of the Closing Date its registered office at 5, rue Guillaume Kroll, L – 1882 Luxembourg, registered under the Luxembourg Trade and Companies Register under the number B 186922 and having as of the Closing Date a share capital of €12,500 (the “Parent Borrower”), CD&R Millennium US AcquiCo LLC (the “U.S. Borrower”) and the other Subsidiary Borrowers from time to time party thereto (together with the Parent Borrower and the U.S. Borrower, the “Borrowers” and each individually, a “Borrower”), the Collateral Agent, the Administrative Agent, and the other parties from time to time party thereto, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, the Borrowers are members of an affiliated group of companies that includes Holdings, the Borrowers, the Parent Borrower’s Subsidiaries that are party hereto and any other wholly owned Dutch Subsidiary, German Subsidiary and Luxembourg Subsidiary (other than an Excluded Subsidiary) of the Parent Borrower that becomes a party hereto from time to time after the date hereof;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the Guarantors in connection with the operation of their respective businesses;

WHEREAS, the Borrowers and the Guarantors are engaged in related businesses, and each such Guarantor will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, it is a condition to the obligation of the Lenders to make their respective extensions of credit under the Credit Agreement that the Guarantors shall execute and deliver this Agreement to the Administrative Agent and the Collateral Agent for the benefit of the Secured Parties;

WHEREAS, pursuant to that certain Second Lien Credit Agreement, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under, such agreement or successor agreements, the “Second Lien Credit Agreement”), among the Borrowers, Credit Suisse AG, as collateral agent and as administrative agent (in such capacities, and together with its successors and assigns in such capacities, the “Second Lien Agent”), and the other parties party thereto, the lenders party thereto have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, pursuant to that certain Second Lien Guarantee Agreement, dated as of the date hereof (as amended, waived, supplemented or otherwise modified from time to time, the “Second Lien Guarantee Agreement”), among Holdings, certain wholly owned Subsidiaries of the Parent Borrower and the Second Lien Agent, Holdings and such Subsidiaries have provided a guarantee to the Second Lien Agent for the benefit of the Second Lien Secured Parties;

WHEREAS, the Collateral Agent and the Second Lien Agent have entered into an Intercreditor Agreement, acknowledged by Holdings, the Borrowers and certain wholly owned Subsidiaries of the Parent Borrower, dated as of the date hereof (as amended, amended and restated, waived, supplemented or otherwise modified from time to time (subject to Subsection 9.1), the “Base Intercreditor Agreement”); and

WHEREAS, the Collateral Agent, the Second Lien Agent and/or one or more Additional Agents may in the future enter into one or more Other Intercreditor Agreements or Intercreditor Agreement Supplements.

NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Guarantor hereby agrees with the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties, as follows:

SECTION 1

Defined Terms

1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

(b) The following terms shall have the following meanings:

“2002 Law”: as defined in Subsection 2.1(j).

“Additional Agent”: as defined in the Base Intercreditor Agreement.

“Additional Credit Facilities”: as defined in the Base Intercreditor Agreement.

“Adjusted Net Worth”: of any Guarantor at any time, the greater of (x) $0 and (y) the amount by which the fair saleable value of such Guarantor’s assets on the date of the respective payment hereunder exceeds its debts and other liabilities (including contingent liabilities, but without giving effect to any of its obligations under this Agreement or any other Loan Document, or pursuant to its guarantee with respect to any Indebtedness then outstanding under the Second Lien Credit Agreement, any Additional Credit Facility or any Assumed Indebtedness) on such date.

“Administrative Agent”: as defined in the preamble hereto.

“AG Payment Obligation”: as defined in Subsection 2.1(h).

“Agreement”: this First Lien Guarantee Agreement, as the same may be amended, restated, supplemented, waived or otherwise modified from time to time.

“Auditor’s Determination”: as defined in Subsection 2.1(g).

“Bank Products Provider” shall mean any Person that has entered into a Bank Products Agreement with a Loan Party with the obligations of a Loan Party thereunder being secured by one or more Loan Documents as designated by the Parent Borrower in accordance with Subsection 8.4 of the First Lien Guarantee and Collateral Agreement (provided that no Person shall, with respect to any Bank Products Agreement, be at any time a Bank Products Provider with respect to more than one Credit Facility).

“Base Intercreditor Agreement”: as defined in the recitals hereto.

“Borrowers”: as defined in the recitals hereto.

“Borrower Obligations”: with respect to any Borrower, the collective reference to all obligations and liabilities of such Borrower in respect of the unpaid principal of and interest on (including, without limitation, interest and fees accruing after the maturity of the Loans, Ancillary Obligations and Reimbursement Obligations and interest and fees accruing after (or that would accrue but for) the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for post-filing or post-petition interest or fees is allowed in such proceeding) the Loans, Ancillary Obligations, the Reimbursement Obligations and all other obligations and liabilities of such Borrower to the Secured Parties (including the Borrower Parallel Debt), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Loans, the Letters of Credit, this Agreement, the other Loan Documents, any Ancillary Facility entered into with any Ancillary Lender, any Hedging Agreement entered into with any Hedging Provider, any Bank Products Agreement entered into with any Bank Products Provider, any Guarantee

Obligation of Holdings or any of its Subsidiaries as to which any Secured Party is a beneficiary (including any Management Guarantee entered into with any Management Credit Provider) or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, amounts payable in connection with any such agreement relating to any Ancillary Facility or a Bank Products Agreement or a termination of any transaction entered into pursuant to any such Hedging Agreement, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees, expenses and disbursements of counsel to the Administrative Agent or any other Secured Party that are required to be paid by such Borrower pursuant to the terms of the Credit Agreement or any other Loan Document). With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the CFTC (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, the obligation (the “Excluded Borrower Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act (or the analogous term or section in any amended or successor statute) is or becomes illegal, the Borrower Obligations guaranteed by such Guarantor shall not include any such Excluded Borrower Obligation.

“CFTC”: the Commodity Futures Trading Commission or any successor to the Commodity Futures Trading Commission.

“Collateral Agent”: as defined in the preamble hereto.

“Commodity Exchange Act”: the Commodity Exchange Act (7 U.S.C. §1 et seq.), as in effect from time to time, or any successor statute thereto.

“Credit Agreement”: as defined in the recitals hereto.

“Credit Facility”: the Credit Agreement or any Additional Credit Facility, as applicable.

“Dutch Civil Code”: the Dutch Civil Code (Burgerlijk Wetboek) as in effect from time to time or any successor statute thereto.

“Dutch Guarantor”: any Guarantor incorporated in The Netherlands.

“first priority”: as defined in the Credit Agreement.

“German AG Guarantor”: as defined in Subsection 2.1(h).

“German GmbH Guarantor”: as defined in Subsection 2.1(g).

“German LLC Act”: the German Limited Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung) as in effect from time to time or any successor statute thereto.

“German Stock Corporation Act”: the German Stock Corporation Act (Aktiengesetz) as in effect from time to time or any successor statute thereto.

“GmbH Payment Obligation”: as defined in Subsection 2.1(g).

“Guarantor Obligations”: with respect to any Guarantor, the collective reference to (i) the Borrower Obligations guaranteed by such Guarantor pursuant to Section 2 and (ii) all obligations and liabilities of such Guarantor that may arise under or in connection with this Agreement (including the Guarantor Parallel Debt) or any other Loan Document to which such Guarantor is a party, any Ancillary Facility entered into with any Ancillary Lender, any Hedging Agreement entered into with any Hedging Provider, any Bank Products Agreement entered into with any Bank Products Provider, any Guarantee Obligation of Holdings or any of its Subsidiaries as to which any Secured Party is a beneficiary (including any Management Guarantee entered into with any Management Credit Provider) or any other document made, delivered or given in connection therewith, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent or to any other Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document and interest and fees accruing after (or that would accrue but for) the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Guarantor, whether or not a claim for post-filing or post-petition interest or fees is allowed in such proceeding). With respect to any Guarantor, if and to the extent, under the Commodity Exchange Act or any rule, regulation or order of the CFTC (or the application or official interpretation of any thereof), all or a portion of the guarantee of such Guarantor of, or the grant by such Guarantor of a security interest for, the obligation (together with the Excluded Borrower Obligation, the “Excluded Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act (or the analogous term or section in any amended or successor statute) is or becomes illegal, the Guarantor Obligations of such Guarantor shall not include any such Excluded Obligation.

“Guarantor Parallel Debt”: as defined in Subsection 3.1(a).

“Guarantor Principal Obligations”: as defined in Subsection 3.1(a).

“Guarantors”: the collective reference to Holdings and the Subsidiaries of the Parent Borrower that are party hereto and any other wholly owned Subsidiary of the Parent Borrower that becomes a party hereto from time to time after the date hereof.

“Hedging Provider”: any Person that has entered into a Hedging Agreement with a Loan Party with the obligations of such Loan Party thereunder being secured by one or more Loan Documents, as designated by the Parent Borrower in accordance with Subsection 8.4 of the First Lien Guarantee and Collateral Agreement (provided that no Person shall, with respect to any Hedging Agreement, be at any time a Hedging Provider with respect to more than one Credit Facility).

“Holdings”: as defined in the preamble hereto.

“Intercreditor Agreements”: (a) the Base Intercreditor Agreement (during the effectiveness thereof), (b) the Junior Lien Intercreditor Agreement (upon and during the effectiveness thereof) and (c) any Other Intercreditor Agreement that may be entered into in the future by the Collateral Agent and one or more Additional Agents and acknowledged by the Parent Borrower and the Guarantors (each as amended, amended and restated, waived, supplemented or otherwise modified from time to time (subject to Subsection 9.1)) (upon and during the effectiveness thereof).

“Lender”: as defined in the preamble hereto.

“Luxembourg Guarantor”: any Guarantor which is incorporated and established in Luxembourg.

“Management Credit Provider”: any Person that is a beneficiary of a Management Guarantee, with the obligations of the applicable Loan Party thereunder being secured by one or more Loan Documents as designated by the Parent Borrower in accordance with Subsection 8.4 of the First Lien Guarantee and Collateral Agreement (provided that no Person shall, with respect to any Management Guarantee, be at any time a Management Credit Provider with respect to more than one Credit Facility).

“Management Determination”: as defined in Subsection 2.1(g).

“Non-Lender Secured Parties”: the collective reference to all Bank Products Providers, Hedging Providers and Management Credit Providers and their respective successors, assigns and transferees.

“Obligations”: (i) in the case of each Borrower, its Borrower Obligations and (ii) in the case of each Guarantor, its Guarantor Obligations.

“Parent Borrower”: as defined in the preamble hereto.

“Permitted Reorganization”: reincorporating or reorganizing Holdings in The Netherlands or another jurisdiction or changing its legal structure to a corporation or other entity in connection with any reorganization or restructuring or similar transaction if in each case the failure to do so could result in adverse tax consequences to Holdings or one of its Subsidiaries (as reasonably determined by the Borrower Representative and consented to by the Administrative Agent (such consent not to be unreasonably withheld or delayed)).

“Pledged Collateral”: as to any Guarantor, the Collateral upon which it has granted a Lien pursuant to any Non-U.S. Pledge Agreement.

“Prohibition”: as defined in Subsection 2.1(i).

“Second Lien Agent”: as defined in the recitals hereto.

“Second Lien Credit Agreement”: as defined in the recitals hereto (as further defined in the Credit Agreement).

“Second Lien Guarantee Agreement”: as defined in the recitals hereto.

“Second Lien Secured Parties”: the “Secured Parties” as defined in the Second Lien Guarantee Agreement.

“Secured Parties”: the collective reference to (i) the Administrative Agent, the Collateral Agent and each Other Representative, (ii) the Lenders (including, without limitation, the Ancillary Lenders, the Issuing Banks), (iii) the Non-Lender Secured Parties and (iv) the respective successors and assigns and the permitted transferees and endorsees of each of the foregoing.

1.2 Other Definitional Provisions. (a) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Annex references are to this Agreement unless otherwise specified. The words “include”, “includes”, and “including” shall be deemed to be followed by the phrase “without limitation”.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

SECTION 2

Guarantee

2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the benefit of the Secured Parties, the prompt and complete payment and performance by each Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations of such Borrower owed to the Secured Parties.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under applicable law, including applicable federal and state laws relating to the insolvency of debtors; provided that, to the maximum extent permitted under applicable law, it is the intent of the parties hereto that the rights of contribution of each Guarantor provided in Subsection 2.2 be included as an asset of the respective Guarantor in determining the maximum liability of such Guarantor hereunder.

(c) Each Guarantor agrees that the Borrower Obligations guaranteed by it hereunder may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any other Secured Party hereunder.

(d) The guarantee contained in this Section 2 shall remain in full force and effect until the earliest to occur of (i) the first date on which all of the Loans, any Reimbursement Obligations and all other Borrower Obligations then due and owing, and the obligations of each Guarantor under the guarantee contained in this Section 2 then due and owing shall have been paid in full, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized, or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Bank) and the Commitments shall have been terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers may be free from any Borrower Obligations, (ii) as to any Guarantor, a sale or other disposition of all the Capital Stock of such Guarantor (other than to a Borrower or a Subsidiary Guarantor), or, in the case of any Subsidiary Guarantor, any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement and (iii) as to any Guarantor, such Guarantor becoming an Excluded Subsidiary.

(e) No payment made by any Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from any Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of any of the Borrower Obligations or any payment received or collected from such Guarantor in respect of the Borrower Obligations), remain liable for the Borrower Obligations of each Borrower guaranteed by it hereunder up to the maximum liability of such Guarantor hereunder until the earliest to occur of (i) the first date on which all the Loans, any Reimbursement Obligations, and all other Borrower Obligations then due and owing shall have been paid in full, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Bank) and the Commitments shall have been terminated, (ii) as to any Guarantor, a sale or other disposition of all the Capital Stock of such Guarantor (other than to a Borrower or a Subsidiary Guarantor), or, in the case of any Subsidiary Guarantor, any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement and (iii) as to any Guarantor, such Guarantor becoming an Excluded Subsidiary.

(f) Notwithstanding anything herein or in any other Loan Document to the contrary, including Subsection 2.6 hereof, (i) the obligations of Holdings under this Agreement, including in respect of its Guarantor Obligations, are expressly limited recourse obligations of Holdings, and such obligations shall be payable solely from, limited to, and shall in no event exceed, Holdings’ Pledged Collateral and (ii) upon the collection, sale or disposition of, or other realization upon, all of Holdings’ Pledged Collateral by or on behalf of the Collateral Agent or any other Secured Party, whether pursuant to the Luxembourg PECs Pledge Agreement, the Luxembourg Share Pledge Agreement or otherwise, the obligations of Holdings under this Agreement, including in respect of its Guarantor Obligations, shall be irrevocably and indefeasibly terminated and shall not be subject to reinstatement under any circumstance.

(g) Notwithstanding any other provision of this Agreement or any other Loan Document, each Secured Party agrees not to assert or enforce any obligation under this Agreement or any other payment obligation under or in connection with the Loan Documents or any other agreement relating to the Guarantor Obligations (each such obligation a “GmbH Payment Obligation”) expressed to be assumed by a Guarantor organized in the Federal Republic of Germany in the form of a German limited liability company (Gesellschaft mit beschränkter Haftung) (a “German GmbH Guarantor”) if and to the extent that:

(i) such GmbH Payment Obligation secures any obligation or liability (such obligation or liability, an “Up-Stream or Cross-Stream Liability”) of:

(A) any direct or indirect shareholder of such German GmbH Guarantor (up-stream); or

(B) any affiliated entity (verbundenes Unternehmen) of such direct or indirect shareholder of such German GmbH Guarantor within the meaning of Section 15 of the German Stock Corporation Act other than affiliated entities in respect of which such German GmbH Guarantor is a direct or indirect shareholder (cross-stream); and

(ii) the enforcement of such GmbH Payment Obligation otherwise would have the effect of:

(A) reducing the net assets (Reinvermögen) of the German GmbH Guarantor to an amount which is less than the amount required to maintain its stated share capital (Stammkapital); or

(B) where such German GmbH Guarantor’s net assets are less than the amount of its registered share capital (Unterbilanz), increasing such existing shortage of its stated share capital (Vertiefung einer Unterbilanz), in each case such that it results in a violation of Section 30 of the German LLC Act, provided that, for the purposes of Subsection 2.1(g)(ii) above, the net assets of the German GmbH Guarantor shall be determined by applying the generally accepted accounting principles applicable from time to time in Germany (Grundsätze ordnungsmäßiger Buchführung) based on the same principles and evaluation methods as constantly applied by the German GmbH Guarantor in the preparation of its financial statements and taking into consideration applicable court rulings of German courts, and taking into account the following:

(I) the amount of any increase of the stated share capital (Stammkapital) of the German GmbH Guarantor effected after the German GmbH Guarantor became party to this Agreement which is not permitted under the Credit Agreement shall be deducted from the stated share capital;

(II) any funds borrowed by any Borrower under the Credit Agreement which have been or are on-lent or otherwise passed on to the German GmbH Guarantor or to any affiliated entity (verbundenes Unternehmen) of a German GmbH Guarantor in respect of which such German GmbH Guarantor is a direct or indirect shareholder and have not yet been repaid at the time when payment under the Up-stream or Cross-stream Liability is demanded by the Secured Party enforcing a GmbH Payment Obligation, shall be disregarded;

(III) loans provided to the German GmbH Guarantor by any affiliated entity of such German GmbH Guarantor shall be disregarded if and to the extent such loans are subordinated to the effect that they do not have to be shown as liabilities on the German GmbH Guarantor’s balance sheet; and

(IV) loans and other contractual liabilities incurred by the German GmbH Guarantor in breach of the provisions of the Credit Agreement shall be disregarded to the extent that such breach can be attributed to willful or grossly negligent misconduct of the relevant managing director (Geschäftsführer) of the German GmbH Guarantor.

(iii) The limitations set out in this Subsection 2.1(g) shall only apply to the extent that:

(A) within twenty (20) Business Days following a demand by the Secured Party with respect to a GmbH Payment Obligation the German GmbH Guarantor has confirmed in writing to the Administrative Agent:

(I)	to what extent the GmbH Payment Obligation is an Up-stream or Cross-stream Liability; and

(II)	the amount of such Up-stream or Cross-stream Liability which cannot be enforced as it would cause the German GmbH Guarantor’s net assets to fall below its stated share capital or increase an existing shortage of its stated share capital, taking into account the adjustments set out in the proviso to Subsection 2.1(g)(ii) above (the “Management Determination”); and

(B) within thirty (30) Business Days from the date the Administrative Agent (acting reasonably) has contested the Management Determination, the German GmbH Guarantor has provided the Administrative Agent with a determination by auditors of international standard and reputation (the “Auditor’s Determination”) appointed by the German GmbH Guarantor of the amount that would have been necessary on the date the demand with respect to the GmbH Payment Obligation was made to maintain its stated share capital or to avoid the increase of an existing shortage of its stated share capital. Such Auditors’ Determination shall be prepared in accordance with the principles set out in the proviso to Subsection 2.1(g)(ii) above and shall be binding on the German GmbH Guarantor and the Administrative Agent.

(iv) If according to the Auditor’s Determination the German GmbH Guarantor does not have sufficient net assets to maintain its stated share capital in accordance with Section 30 of the German LLC Act and to the extent that such realization is required to satisfy any amounts owed under the GmbH Payment Obligation, the German GmbH Guarantor shall realize, to the extent legally permitted and commercially reasonable, any and all of its assets that are (i) shown in its balance sheet with a book value (Buchwert) that is significantly lower than their market value, and (ii) in the reasonable opinion of the German GmbH Guarantor not required for its business (nicht betriebsnotwendiges Vermögen).

(v) The limitations set out in in this Subsection 2.1(g) shall not apply:

(A) if and as long as the relevant German GmbH Guarantor is subject to a domination and/or profit and loss pooling agreement (Beherrschungs-und/oder Gewinnabführungsvertrag) within the meaning of Section 30 paragraph 1 sentence 2 of the German LLC Act as a dominated company; or

(B) if and to the extent the relevant German GmbH Guarantor has a valuable consideration or recourse claim (vollwertiger Gegenleistungs- oder Rückgewähranspruch) within the meaning of Section 30 paragraph 1 sentence 2 of the German LLC Act against any of its direct or indirect shareholders.

(vi) In the case of a Guarantor organized in Germany in the form of a limited partnership (Kommanditgesellschaft) in which the general partner is a German limited liability company (GmbH & Co. KG), the provisions set out above shall apply mutatis mutandis to such guarantor’s general partner (Komplementär).

(h) Notwithstanding any other provision of this Agreement or any other Loan Document to the contrary, each Secured Party agrees not to assert or enforce any obligation under this Agreement or any other payment obligation under or in connection with the Loan Documents or any other agreement relating to the Guarantor Obligations (an “AG Payment Obligation”) expressed to be assumed by a Guarantor incorporated under the laws of the Federal Republic of Germany as a stock corporation (Aktiengesellschaft) (a “German AG Guarantor”) if and to the extent that such AG Payment Obligation secures any obligation or liability of:

(i) any direct or indirect shareholder of such German AG Guarantor (up-stream); or

(ii) any affiliated entity (verbundenes Unternehmen) of such direct or indirect shareholder of such German AG Guarantor within the meaning of Section 15 of the German Stock Corporation Act other than affiliated entities in respect of which such German AG Guarantor is a direct or indirect shareholder (cross-stream).

The limitations set out in in this Subsection 2.1(h) shall not apply if and to the extent that the assertion or enforcement of the AG Payment Obligations does not violate Section 57 and Section 71a of the German Stock Corporation Act, in particular if, at the time a demand for payment of the AG Payment Obligations is made, (i) a domination and/or profit and loss pooling agreement (Beherrschungs- und/oder Gewinnabführungsvertrag) within the meaning of Section 57 and Section 71a of the German Stock Corporation Act is in force between the German AG Guarantor as a dominated entity and the Loan Party to whose obligations the AG Payment Obligations relate and (ii) any compensation claim of the German AG Guarantor under the domination and/or profit and loss pooling agreement could be accounted for in the balance sheet of the German AG Guarantor at full value (vollwertig).

(i) Notwithstanding any other provision of this Agreement or any other Loan Document to the contrary, the guarantee, indemnity and other obligations of any Dutch Guarantor expressed to be assumed in this Agreement, or any other payment obligation under or in connection with the Loan Documents or any other agreement relating to the Guarantor Obligations, shall be deemed not to be assumed by such Dutch Guarantor to the extent that the same would constitute unlawful financial assistance within the meaning of Article 2:98c Dutch Civil Code or any other applicable financial assistance rules under any relevant jurisdiction (the “Prohibition”) and the provisions of this Agreement and the other Loan Documents shall be construed accordingly. For the avoidance of doubt it is expressly acknowledged that the relevant Dutch Guarantors will continue to guarantee all such obligations which, if included, do not constitute a violation of the Prohibition.

(j) Notwithstanding any other provision of this Agreement or any other Loan Document to the contrary, any guarantee granted by one of the Luxembourg Guarantors under this Agreement or any other payment obligation under or in connection with the Loan Documents or any other agreement relating to the Guarantor Obligations shall be limited at any time to an aggregate amount not exceeding the higher of:

(i) 90% of such Luxembourg Guarantor’s capitaux propres (as referred to in article 34 of the Luxembourg law dated 19 December 2002 on the commercial register and annual accounts, as amended (the “2002 Law”)) determined as at the date on which the relevant guarantee is called under this Agreement or any other Loan Document, and

(ii) 90% of such Luxembourg Guarantor’s capitaux propres (as referred to in article 34 of the 2002 Law) determined as at the date of this Agreement.

In addition, the above limitation shall not apply to any amounts borrowed directly by one of the Luxembourg Guarantors or any of its direct or indirect subsidiaries under the Loan Documents.

2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share (based, to the maximum extent permitted by law, on the respective Adjusted Net Worth of the Guarantors on the date the respective payment is made) of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder that has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Subsection 2.3. The provisions of this Subsection 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Secured Party against any Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all the Loans, any Reimbursement Obligations, and all other Borrower Obligations shall have been paid in full, no Letter of Credit shall be outstanding (or shall not have been cash collateralized, or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Bank) and the Commitments shall have been terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Loans, Reimbursement Obligations and the Borrower Obligations shall not have been paid in full or any Letter of Credit shall remain outstanding (and shall not have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Bank) or any of the Commitments shall remain in effect, such amount shall be held by such Guarantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be held as collateral security for all of the Borrower Obligations (whether matured or unmatured) guaranteed by such Guarantor and/or then or at any time thereafter may be applied against any Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

2.4 Amendments, etc. with Respect to the Obligations. To the maximum extent permitted by law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Collateral Agent, the Administrative Agent or any other Secured Party may be rescinded by the Collateral Agent, the Administrative Agent or such other Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, waived, modified, accelerated, compromised, subordinated, waived, surrendered or released by the Collateral Agent, the Administrative Agent or any other Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, waived, modified, supplemented or terminated, in whole or in part, as the Collateral Agent or the Administrative Agent (or the Required Lenders or the applicable Lender(s), as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent, the Administrative Agent or any other Secured Party for the payment of any of the Borrower Obligations may be sold, exchanged, waived, surrendered or released.

2.5 Guarantee Absolute and Unconditional. Each Guarantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Collateral Agent, the Administrative Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; each of the Borrower Obligations, and any obligation contained therein, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any Borrower and any of the Guarantors, on the one hand, and the Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the other Guarantors with respect to any of the Borrower Obligations. Each Guarantor understands and agrees, to the extent permitted by law, that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and not of collection. Each Guarantor hereby waives, to the maximum extent permitted by applicable law, any and all defenses (other than any claim alleging breach of a contractual provision of any of the Loan Documents) that it may have arising out of or in connection with any and all of the following: (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent, the Administrative Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by any Borrower against the Collateral Agent, the Administrative Agent or any other Secured Party, (c) any change in the time, place, manner or place of payment, amendment, or waiver or increase in any of the Obligations, (d) any exchange, taking, or release of Pledged Collateral, (e) any change in the structure or existence of any Borrower, (f) any application of Pledged Collateral to any of the Obligations, (g) any law, regulation or order of any jurisdiction, or any other event, affecting any term of any Obligation or the rights of the Collateral Agent, the Administrative Agent or any other Secured Party with respect thereto, including, without limitation: (i) the application of any such law, regulation, decree or order, including any prior approval, which would prevent the exchange of any currency (other than Euro) for Euro or the remittance of funds outside of such jurisdiction or the unavailability of Euro in any legal exchange market in such jurisdiction in accordance with normal commercial practice, (ii) a declaration of banking moratorium or any suspension of payments by banks in such jurisdiction or the imposition by such jurisdiction or any Governmental Authority thereof of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction, (iii) any expropriation, confiscation, nationalization or requisition by such country or any Governmental Authority that directly or indirectly deprives any Borrower of any assets or their use, or of the ability to operate its business or a material part thereof, or (iv) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (i), (ii) or (iii) above (in each of the cases contemplated in clauses (i) through (iv) above, to the extent occurring or existing on or at any time after the date of this Agreement), or (h) any other circumstance whatsoever (other than payment in full of the Borrower Obligations guaranteed by it hereunder) (with or without notice to or knowledge of any Borrower or such Guarantor) or any existence of or reliance on any representation by the Secured Parties that constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent, the

Administrative Agent and any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations guaranteed by such Guarantor hereunder or any right of offset with respect thereto, and any failure by the Collateral Agent, the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent, the Administrative Agent or any other Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

2.6 Reinstatement. The guarantee of any Guarantor contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations guaranteed by such Guarantor hereunder is rescinded or must otherwise be restored or returned by the Collateral Agent, the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim, in Euro (or in the case of any amount required to be paid in any other currency pursuant to the requirements of the Credit Agreement or other agreement relating to the respective Obligations, such other currency), at the Administrative Agent’s office specified in Subsection 11.2 of the Credit Agreement or such other address as may be designated in writing by the Administrative Agent to such Guarantor from time to time in accordance with Subsection 11.2 of the Credit Agreement.

SECTION 3

Guarantor Parallel Debt

3.1 Guarantor Parallel Debt. (a) Each of the Guarantors hereby undertakes, (such undertakings are referred to hereinafter as the “Guarantor Parallel Debt”) to pay to the Collateral Agent, without duplication and when due, an amount equal to, and in the currency of, the aggregate amount payable by it now or in the future to any of the Secured Parties (other than the Collateral Agent) under any of the Loan Documents, other than its Guarantor Parallel Debt (the “Guarantor Principal Obligations”).

(b) Each Guarantor and the Collateral Agent acknowledge that the obligations of each Guarantor under Subsection 3.1(a) above are several and are separate and independent from, and shall not in any way limit or affect, the Guarantor Principal Obligations of that Guarantor nor shall the amounts for which each Guarantor is liable under Subsection 3.1(a) above be limited or affected in any way by its Guarantor Principal Obligations provided that:

(i) payment by a Guarantor of its Guarantor Parallel Debt to the Collateral Agent (for the avoidance of doubt, other than by way of set-off, counterclaim or similar defence invoked by a Guarantor vis-à-vis the Collateral Agent) shall to the same extent decrease and be a good discharge of the corresponding Guarantor Principal Obligations owing to the relevant Secured Party;

(ii) payment by a Guarantor of its Guarantor Principal Obligations to the relevant Secured Party shall to the same extent decrease and be a good discharge of the corresponding Guarantor Parallel Debt owing by such Guarantor to the Collateral Agent;

(iii) the amount of the Guarantor Parallel Debt of a Guarantor shall at all times be equal to the amount of its Guarantor Principal Obligations;

(iv) the Collateral Agent shall have its own independent right, subject to the terms and conditions of the Credit Agreement, to demand payment of the Guarantor Parallel Debt when due; and

(v) the Guarantor Parallel Debt are owed to the Collateral Agent in its own name and not as agent or representative of any other party nor as trustee.

SECTION 4

Representations and Warranties

4.1 Representations and Warranties of Each Guarantor. To induce the Administrative Agent, the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Guarantor hereby represents and warrants to the Collateral Agent and each other Secured Party that the representations and warranties set forth in Section 5 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which representations and warranties is hereby incorporated herein by reference, are true and correct in all material respects, and the Collateral Agent and each other Secured Party shall be entitled to rely on each of such representations and warranties as if fully set forth herein; provided that each reference in each such representation and warranty to the Parent Borrower’s or the Borrower Representative’s knowledge shall, for the purposes of this Subsection 4.1, be deemed to be a reference to such Guarantor’s knowledge.

4.2 Representation and Warranty of Holdings. For the purposes of the Regulation, the centre of main interest (as that term is used in article 3(1) of the Regulation) of Holdings is situated in its jurisdiction of incorporation or formation.

SECTION 5

Covenants

5.1 Covenants of Each Guarantor. Each Guarantor covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Loans, any Reimbursement Obligations, and all other Obligations then due and owing, shall have been paid in full, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized, or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Bank) and the Commitments shall have been terminated, (ii) as to any Guarantor, a sale or other disposition of all the Capital Stock of such Guarantor (other than to a Borrower or a Subsidiary Guarantor), or any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement or (iii) as to any Guarantor, such Guarantor becoming an Excluded Subsidiary, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Restricted Subsidiaries.

5.2 Covenant of Holdings. For the purposes of the Regulation, except pursuant to or otherwise in connection with a Permitted Reorganization, Holdings shall not change its centre of main interest (as that term is used in Article 3(1) of the Regulation) from its jurisdiction of incorporation or formation.

SECTION 6

[Reserved]

SECTION 7

[Reserved]

SECTION 8

[Reserved]

SECTION 9

Miscellaneous

9.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Guarantor, the Administrative Agent and the Collateral Agent, provided any provision of this Agreement imposing obligations on any Guarantor may be waived by the Administrative Agent and the Collateral Agent in a written instrument executed by the Administrative Agent and the Collateral Agent. For the avoidance of doubt, it is understood and agreed that any amendment, waiver, supplement or other modification of or to any Intercreditor Agreement that would have the effect, directly or indirectly, through any reference herein to any Intercreditor Agreement or otherwise, of waiving, amending, supplementing or otherwise modifying this Agreement, or any term or provision hereof, or any right or obligation of any Guarantor hereunder or in respect hereof, shall not be given such effect except pursuant to a written instrument executed by each affected Guarantor, the Administrative Agent and the Collateral Agent in accordance with this Subsection 9.1

9.2 Notices. All notices, requests and demands to or upon the Administrative Agent, the Collateral Agent or any Guarantor hereunder shall be effected in the manner provided for in Subsection 11.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 2, unless and until such Guarantor shall change such address by notice to the Collateral Agent and the Administrative Agent given in accordance with Subsection 11.2 of the Credit Agreement.

9.3 No Waiver by Course of Conduct; Cumulative Remedies. None of the Collateral Agent or any other Secured Party shall by any act (except by a written instrument pursuant to Subsection 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

9.4 Enforcement Expenses; Indemnification. (a) Each Guarantor jointly and severally agrees to pay or reimburse the Collateral Agent and each other Secured Party for all their respective reasonable costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement against such Guarantor and the other Loan Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Collateral Agent and the Administrative Agent, in each case, to the extent the Borrowers would be required to do so pursuant to Subsection 11.5 of the Credit Agreement.

(b) Each Guarantor jointly and severally agrees to pay, and to save the Collateral Agent, the Administrative Agent and the other Secured Parties harmless from any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement (collectively, the “indemnified liabilities”), in each case to the extent the Borrowers would be required to do so pursuant to Subsection 11.5 of the Credit Agreement, and in any event excluding any taxes or other indemnified liabilities arising from gross negligence, bad faith or willful misconduct of the Collateral Agent, the Administrative Agent or any other Secured Party as determined by a court of competent jurisdiction in a final and nonappealable decision.

(c) The agreements in this Subsection 9.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

9.5 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Guarantors, the Collateral Agent and the other Secured Parties and their respective successors and assigns permitted by the Credit Agreement.

9.6 Set-Off. Each Subsidiary Guarantor party hereto hereby irrevocably authorizes each of the Administrative Agent and the Collateral Agent and each other Secured Party at any time and from time to time without notice to such Guarantor, any such notice being expressly waived by each Guarantor, to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default under Subsection 9.1(a) of the Credit Agreement so long as any amount remains unpaid after it becomes due and payable by such Guarantor hereunder, to set-off and appropriate and apply against any such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent, the Administrative Agent or such other Secured Party to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Collateral Agent, the Administrative Agent or such other Secured Party may elect. The Collateral Agent, the Administrative Agent and each other Secured Party shall notify such Guarantor promptly of any such set-off and the application made by the Collateral Agent, the Administrative Agent or such other Secured Party of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent, the Administrative Agent and each other Secured Party under this Subsection 9.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent, the Administrative Agent or such other Secured Party may have.

9.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy and other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

9.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

9.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Guarantors, the Collateral Agent and the other Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Guarantors, the Collateral Agent or any other Secured Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

9.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

9.12 Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party to the exclusive general jurisdiction of the Supreme Court of the State of New York for the County of New York (the “New York Supreme Court”), and the United States District Court for the Southern District of New York (the “Federal District Court,” and together with the New York Supreme Court, the “New York Courts”) and appellate courts from either of them; provided that nothing in this Agreement shall be deemed or operate to preclude (i) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment, (ii) if all such New York Courts decline jurisdiction over any Person, or decline (or in the case of the Federal District Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction and (iii) in the event a legal action or proceeding is brought against any party hereto or involving any of its assets or property in another court (without any collusive assistance by such party or any of its Subsidiaries or Affiliates), such party from asserting a claim or defense (including any claim or defense that this Subsection 9.12(a) would otherwise require to be asserted in a legal proceeding in a New York Court) in any such action or proceeding;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to any party at its address referred to in Subsection 9.2 or at such other address of which the Collateral Agent and the Administrative Agent (in the case of any other party hereto) and the Borrower Representative (in the case of the Collateral Agent and the Administrative Agent) shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or (subject to clause (a) above) shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Subsection 9.12 any consequential or punitive damages.

9.13 Acknowledgments. Each Guarantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) none of the Collateral Agent, the Administrative Agent or any other Secured Party has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Guarantors and the Secured Parties.

9.14 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

9.15 Additional Guarantors. Each new Non-U.S. Subsidiary of the Parent Borrower that is required to become a party to this Agreement pursuant to Subsection 7.9(b) of the Credit Agreement shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Non-U.S. Subsidiary of an Assumption Agreement substantially in the form of Annex 1 hereto.

9.16 Releases. (a) At such time as the Loans, any Reimbursement Obligations and the other Obligations (other than any Obligations owing to a Non-Lender Secured Party) then due and owing shall have been paid in full, no Letters of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Bank) and the Commitments shall have been terminated, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent, the Administrative Agent and each Guarantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party. At the request and sole expense of any Guarantor following any such termination, the Collateral Agent and the Administrative Agent shall execute, acknowledge and deliver to such Guarantor (without recourse and without representation or warranty) such releases, instruments or other documents and do or cause to be done all other acts, as any Guarantor shall reasonably request to evidence such termination.

(b) In connection with a sale or other disposition of all the Capital Stock of any Guarantor (other than to a Borrower or a Subsidiary Guarantor) or any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case permitted under the Credit Agreement, the Administrative Agent and the Collateral Agent shall, upon receipt from the Parent Borrower of a written request for the release of such Guarantor from its Guarantee and the Liens granted by such Guarantor pursuant to the Security Documents, identifying such Guarantor, together with a certification by the Parent Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents, at the sole cost and expense of such Guarantor, execute, acknowledge and deliver (without recourse and without representation or warranty) to such Guarantor such releases, instruments or other documents and do or cause to be done all other acts, as the Parent Borrower or such Guarantor shall reasonably request to evidence or effect the release of such Guarantor from its Guarantee (if any).

(c) Upon any Guarantor becoming an Excluded Subsidiary in accordance with the provisions of the Credit Agreement, the Guarantee (if any) of such Guarantor, and all obligations of such Guarantor hereunder, shall terminate, all without delivery of any instrument or performance of any act by any party, and the Administrative Agent and the Collateral Agent shall, upon the request of the Parent Borrower or such Guarantor, execute, acknowledge and deliver (without recourse and without representation or warranty) to such Guarantor, such releases, instruments or other documents to the Parent Borrower or such Guarantor (at the sole cost and expense of the Parent Borrower or such Guarantor) all releases or other documents, and do or cause to be done all other acts, necessary or reasonably desirable for the release of such Guarantor from its Guarantee (if any), as the Parent Borrower or such Guarantor may reasonably request.

(d) Subject to the Administrative Agent’s consent right in the definition of “Permitted Reorganization” in Subsection 1.1 but notwithstanding any other provision of this Agreement or any other Loan Document, Holdings shall have the right to transfer all of the Capital Stock of the Parent Borrower held by it to any Parent Entity or any Subsidiary of any Parent Entity (a “Successor Holding Company”) that (i) is a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, the Federal Republic of Germany, the Netherlands or the Grand Duchy of Luxembourg, and (ii) assumes all of the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party by executing and delivering to the Administrative Agent and the Collateral Agent a joinder substantially in the form of Annex 2 hereto, or one or more other documents or instruments, upon which (x) such Successor Holding Company will succeed to, and be substituted for, and may exercise every right and power of, Holdings under this Agreement and the other Loan Documents, and shall be thereafter be deemed to be “Holdings” for purposes of this Agreement and the other Loan Documents, (y) Holdings, as predecessor to the Successor Holding Company (“Predecessor Holdings”), shall be irrevocably and unconditionally released from its Guarantee and all other obligations hereunder and under the other Loan Documents and (z) the Lien pursuant to any Non-U.S. Pledge Agreement or any other Loan Document on any property or assets (including Pledged Collateral) of Predecessor Holdings shall be automatically released (it being understood that such transfer of Capital Stock of the Parent Borrower to and assumption of rights and obligations of Holdings by such Successor Holding Company shall not constitute a Change of Control). At the request and the sole expense of Predecessor Holdings or the Parent Borrower, the Collateral Agent shall deliver to Predecessor Holdings any Pledged Collateral and other property or assets of Predecessor Holdings held by the Collateral Agent that is not required to be pledged under any Non-U.S. Pledge Agreement or any other Loan Document by Successor Holding Company (including the Capital Stock of the Parent Borrower) and execute, acknowledge and deliver to Predecessor Holdings (subject to Subsection 7.2 of the Guarantee and Collateral Agreement, without recourse and without representation or warranty) such releases, instruments or other documents, and do or cause to be done all other acts, as Predecessor Holdings or the Parent Borrower shall reasonably request to evidence or effect the release of Predecessor Holdings from its Guarantee and other obligations hereunder and under the other Loan Documents, and the release of the Liens created hereby on Predecessor Holdings’ Pledged Collateral (other than the Capital Stock of the Parent Borrower) and by any other Loan Document on any other property or assets of Predecessor Holdings.

9.17 Judgment. (a) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent or the Collateral Agent could purchase the first currency with such other currency on the Business Day preceding the day on which final judgment is given.

(b) The obligations of any Guarantor in respect of this Agreement to the Administrative Agent and the Collateral Agent, for the benefit of each holder of the Obligations, shall, notwithstanding any judgment in a currency (the “judgment currency”) other than the currency in which the sum originally due to such holder is denominated (the “original currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent and the Collateral Agent of any sum adjudged to be so due in the judgment currency, the Administrative Agent and the Collateral Agent may in accordance with normal banking procedures purchase the original currency with the judgment currency; if the amount of the original currency so purchased is less than the sum originally due to such holder in the original currency, such Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent and the Collateral Agent for the benefit of such holder, against such loss, and if the amount of the original currency so purchased exceeds the sum originally due to the Administrative Agent and the Collateral Agent, the Administrative Agent and the Collateral Agent agrees to remit to the Parent Borrower, such excess. This covenant shall survive the termination of this Agreement and payment of the Obligations and all other amounts payable hereunder.

[Remainder of page left blank intentionally; Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.

HOLDINGS: CD&R MILLENNIUM HOLDCO 5 S.À R.L.

By:	/s/ Theresa A. Gore
Name: Theresa A. Gore
Title: Managing Director

By:
Name: Christian Storch
Title: Managing Director

SUBSIDIARY GUARANTORS: KAIROS DREI VERMÖGENSVERWALTUNGS-GMBH

By:
Name:
Title:

KAIROS VIER VERMÖGENSVERWALTUNGS-GMBH

By:
Name:
Title:

[SIGNATURE PAGE TO MILLENNIUM FIRST LIEN GUARANTEE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.

HOLDINGS: CD&R MILLENNIUM HOLDCO 5 S.À R.L.

By:
Name: Theresa A. Gore
Title: Managing Director

By:	/s/ Christian Storch
Name: Christian Storch
Title: Managing Director

SUBSIDIARY GUARANTORS: KAIROS DREI VERMÖGENSVERWALTUNGS-GMBH

By:
Name:
Title:

KAIROS VIER VERMÖGENSVERWALTUNGS-GMBH

By:
Name:
Title:

[SIGNATURE PAGE TO MILLENNIUM FIRST LIEN GUARANTEE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first written above.

HOLDINGS: CD&R MILLENNIUM HOLDCO 5 S.À R.L.

By:
Name:
Title:

SUBSIDIARY GUARANTORS: KAIROS DREI VERMÖGENSVERWALTUNGS-GMBH

By:	/s/ Frank Walenta
Name: Frank Walenta
Title: Geschäftsführer

KAIROS VIER VERMÖGENSVERWALTUNGS-GMBH

By:	/s/ Frank Walenta
Name: Frank Walenta
Title: Geschäftsführer

[SIGNATURE PAGE TO MILLENNIUM FIRST LIEN GUARANTEE AGREEMENT]

CD&R MILLENNIUM HOLDCO 7 B.V.

By:	/s/ Yasemin Demirtas
Name: Sang-Ki Brands
Title: Managing Director
By: Yasemin Demirtas
Title: Attorney

By:	/s/ Yasemin Demirtas
Name: Yasemin Demirtas
Title: Managing Director

[SIGNATURE PAGE TO MILLENNIUM FIRST LIEN GUARANTEE AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the date first written above.

SUBSIDIARY GUARANTORS: MAUSER HOLDING GMBH

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director

MAUSER AG

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director

MAUSER INDUSTRIEBETEILIGUNGEN GMBH

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director

[SIGNATURE PAGE TO MILLENNIUM FIRST LIEN GUARANTEE AGREEMENT]

MAUSER INDUSTRIEVERPACKUNGEN GMBH

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director

MAUSER BETEILIGUNGS-GMBH

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director

MAUSER-WERKE GMBH

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director

[SIGNATURE PAGE TO MILLENNIUM FIRST LIEN GUARANTEE AGREEMENT]

MAUSER HOLDING INTERNATIONAL GMBH

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director

MAUSER MASCHINENTECHNIK GMBH

By:	/s/ Frank Schüller
Name: Frank Schüller
Title: Director

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director

MAUSER INTERNATIONAL PACKAGING INSTITUTE GMBH

By:	/s/ Jürgen Scherer
Name: Dr. Jürgen Scherer
Title: Director

By:	/s/ Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy holder

[SIGNATURE PAGE TO MILLENNIUM FIRST LIEN GUARANTEE AGREEMENT]

NCG EUROPE GMBH

By:	/s/ Jürgen Scherer
Name: Dr. Jürgen Scherer
Title: Director

By:
Name: Ernest van den Boogerd
Title: Director

NCG BUCHTENKIRCHEN GMBH

By:
Name: Peter Hinrik Boebs
Title: Director

By:
Name: Ernest van den Boogerd
Title: Director

DRUMNET GMBH

By:	/s/ Jürgen Scherer
Name: Dr. Jürgen Scherer
Title: Director

By:	/s/ Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy holder

[SIGNATURE PAGE TO MILLENNIUM FIRST LIEN GUARANTEE AGREEMENT]

NCG EUROPE GMBH

By:	/s/ Jürgen Scherer
Name: Dr. Jürgen Scherer
Title: Director

By:	/s/ Ernest van den Boogerd
Name: Ernest van den Boogerd
Title: Director

NCG BUCHTENKIRCHEN GMBH

By:
Name: Peter Hinrik Boebs
Title: Director

By:	/s/ Ernest van den Boogerd
Name: Ernest van den Boogerd
Title: Director

DRUMNET GMBH

By:	/s/ Jürgen Scherer
Name: Dr. Jürgen Scherer
Title: Director

By:	/s/ Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy holder

[SIGNATURE PAGE TO MILLENNIUM FIRST LIEN GUARANTEE AGREEMENT]

NCG EUROPE GMBH

By:	/s/ Jürgen Scherer
Name: Dr. Jürgen Scherer
Title: Director

By:
Name: Ernest van den Boogerd
Title: Director

NCG BUCHTENKIRCHEN GMBH

By:	/s/ Peter Hinrik Boebs
Name: Peter Hinrik Boebs
Title: Director

By:
Name: Ernest van den Boogerd
Title: Director

DRUMNET GMBH

By:	/s/ Jürgen Scherer
Name: Dr. Jürgen Scherer
Title: Director

By:	/s/ Martin Seiling
Name: Dr. Martin Seiling
Title: Proxy holder

[SIGNATURE PAGE TO MILLENNIUM FIRST LIEN GUARANTEE AGREEMENT]

MILWAUKEE FINANCE GMBH

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director

MAUSER HOLDING PARTICIPATION B.V.

By:
Name: Ernest van den Boogerd
Title: Director

MAUSER HOLDING NETHERLANDS B.V.

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

MAUSER BENELUX B.V.

By:
Name: Ernest van den Boogerd
Title: Director

MAUSER HOLDING SOUTH AMERICA B.V.

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

[SIGNATURE PAGE TO MILLENNIUM FIRST LIEN GUARANTEE AGREEMENT]

MILWAUKEE FINANCE GMBH

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

By:	/s/ Björn Kreiter
Name: Björn Kreiter
Title: Director

MAUSER HOLDING PARTICIPATION B.V.

By:	/s/ Ernest van den Boogerd
Name: Ernest van den Boogerd
Title: Director

MAUSER HOLDING NETHERLANDS B.V.

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

MAUSER BENELUX B.V.

By:	/s/ Ernest van den Boogerd
Name: Ernest van den Boogerd
Title: Director

MAUSER HOLDING SOUTH AMERICA B.V.

By:	/s/ Hans-Peter Schaefer
Name: Hans-Peter Schaefer
Title: Director

[SIGNATURE PAGE TO MILLENNIUM FIRST LIEN GUARANTEE AGREEMENT]

Acknowledged and Agreed to as of the date hereof by: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent and Administrative Agent

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

[SIGNATURE PAGE TO MILLENNIUM FIRST LIEN GUARANTEE AGREEMENT]

Schedule 2

SCHEDULE 1

Schedule 1

Subsidiaries

(1)	Mauser Holding GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung) registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Cologne under HRB 61659 with its registered seat in Brühl

(2)	MAUSER AG, a German stock corporation (Aktiengesellschaft) registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Cologne under HRB 62197 with its registered seat in Brühl

(3)	Mauser Industriebeteiligungen GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung) registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Cologne under HRB 61453 with its registered seat in Brühl

(4)	Mauser Industrieverpackungen GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung) registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Cologne under HRB 61445 with its registered seat in Brühl

(5)	Mauser Beteiligungs-GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung) registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Cologne under HRB 44424 with its registered seat in Brühl

(6)	Mauser-Werke GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung) registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Cologne under HRB 58469 with its registered seat in Brühl

(7)	Mauser Holding International GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung) registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Cologne under HRB 44908 with its registered seat in Brühl

(8)	MAUSER Maschinentechnik GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung) registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Cologne under HRB 43601 with its registered seat in Brühl

(9)	MAUSER International Packaging Institute GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung) registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Cologne under HRB 43728 with its registered seat in Brühl

(10)	NCG EUROPE GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung) registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Cologne under HRB 43511 with its registered seat in Brühl

Schedule 1

(11)	NCG Buchtenkirchen GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung) registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Cologne under HRB 69927 with its registered seat in Brühl

(12)	DRUMNET GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung) registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Cologne under HRB 71232 with its registered seat in Brühl

(13)	Milwaukee Finance GmbH, a German limited liability company (Gesellschaft mit beschränkter Haftung) registered with the commercial register (Handelsregister) of the local court (Amtsgericht) Cologne under HRB 66206 with its registered seat in Brühl

(14)	MAUSER HOLDING NETHERLANDS B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) in Oosterhout, The Netherlands and its office address at Souvereinstraat 1, 4903 RH Oosterhout, The Netherlands and registered with the Dutch Commercial Register (Handelsregister) under number 24329947

(15)	MAUSER HOLDING PARTICPATION B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) in Oosterhout, The Netherlands and its office address at Souvereinstraat 1, 4903 RH Oosterhout, The Netherlands and registered with the Dutch Commercial Register (Handelsregister) under number 59465301

(16)	MAUSER BENELUX B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) in Oosterhout, The Netherlands and its office address at Souvereinstraat 1 , 4903 RH Oosterhout, The Netherlands and registered with the Dutch Commercial Register (Handelsregister) under number 20043110

(17)	MAUSER HOLDING SOUTH AMERICA B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) in Oosterhout, The Netherlands and its office address at Souvereinstraat 1, 4903 RH Oosterhout, The Netherlands and registered with the Dutch Commercial Register (Handelsregister) under number 20127942

(18)	CD&R MILLENNIUM HOLDCO 7 B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) in Amsterdam, The Netherlands and its office address at De Boelelaan 7, 1083 HJ Amsterdam, The Netherlands and registered with the Dutch Commercial Register (Handelsregister) under number 60799587

Schedule 2

Name of Guarantor	Address
Milwaukee Finance GmbH	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

DRUMNET GmbH	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

Mauser International Packaging Institute GmbH	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

Mauser Maschinentechnik GmbH	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

NCG Buchtenkirchen GmbH	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

NCG Europe GmbH	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

Kairos Drei Vermögensverwaltungs-GmbH	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

Kairos Vier Vermögensverwaltungs-GmbH	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

Schedule 2

Mauser Holding GmbH	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

Mauser AG	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

Mauser Industriebeteiligungen GmbH	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

Mauser Industrieverpackungen GmbH	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

Mauser Beteiligungs-GmbH	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

Mauser-Werke GmbH	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

Mauser Holding International GmbH	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

Mauser Benelux B.V.	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

Schedule 2

Mauser Holding Netherlands B.V.	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

Mauser Holding Participation B.V.	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

Mauser Holding South America B.V.	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

CD&R Millennium HoldCo 7 B.V.	Mauser Industrieverpackungen GmbH Attn: Björn Kreiter Schildgesstrasse 71 - 163 D-50321 Bruehl Fax:+49 (0) 2232 78-191303

ANNEX 1

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of [                     ], 20[    ], made by [                                    ], a [                    ] [([each an][the] “Additional Guarantor”), in favor of CREDIT SUISSE AG, as collateral agent (in such capacity, the “Collateral Agent”) and as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions from time to time parties to the Credit Agreement referred to below and the other Secured Parties (as defined in the Guarantee Agreement referred to below). All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee Agreement, or if not defined therein, in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, CD&R MILLENNIUM HOLDCO 6 S.À R.L., a Luxembourg Société à responsabilité limitée (the “Parent Borrower”), CD&R MILLENNIUM US ACQUICO LLC (the “U.S. Borrower”) and the other Subsidiary Borrowers from time to time party thereto (together with the Parent Borrower and the U.S. Borrower, the “Borrowers” and each individually, a “Borrower”), the several banks and other financial institutions from time to time party thereto (the “Lenders”), the Administrative Agent, the Collateral Agent and the other parties party thereto are parties to a First Lien Credit Agreement, dated as of July 31, 2014 (as amended, amended and restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, CD&R MILLENNIUM HOLDCO 5 S.À R.L., a Luxembourg Société à responsabilité limitée, and certain of the Parent Borrower’s Subsidiaries are, or are to become, parties to the First Lien Guarantee Agreement, dated as of July 31, 2014 (as amended, amended and restated, supplemented, waived or otherwise modified from time to time, the “Guarantee Agreement”), in favor of the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties;

WHEREAS, [the][each] Additional Guarantor is a member of an affiliated group of companies that includes the Borrowers and each other Guarantor; the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Guarantors (including such Additional Guarantor) in connection with the operation of their respective businesses; and the Borrowers and the other Guarantors (including such Additional Guarantor) are engaged in related businesses, and each such Guarantor (including [each] such Additional Guarantor) will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement;

WHEREAS, the Credit Agreement requires [the][each] Additional Guarantor to become a party to the Guarantee Agreement; and

WHEREAS, [the][each] Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee Agreement;

Annex 1

NOW, THEREFORE, IT IS AGREED:

1. Guarantee Agreement. By executing and delivering this Assumption Agreement, [the][each] Additional Guarantor, as provided in Subsection 9.15 of the Guarantee Agreement, hereby becomes a party to the Guarantee Agreement as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules [                    ] to the Guarantee Agreement, and such Schedules are hereby amended and modified to include such information. [The][Each] Additional Guarantor hereby represents and warrants that each of the representations and warranties of such Additional Guarantor, in its capacity as a Guarantor contained in Section 4 of the Guarantee Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Annex 1

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof by:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent and Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

ANNEX 2

JOINDER AND RELEASE

JOINDER AND RELEASE, dated as of [                     ], [        ] (this “Joinder”) by and among [                ] (“Assignor”), [                    ] (“Assignee”) and CREDIT SUISSE AG as collateral agent (in such capacity, the “Collateral Agent”) and as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement referred to below and for the other Secured Parties (as defined below). All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee Agreement referred to below.

W I T N E S S E T H:

WHEREAS, CD&R MILLENNIUM HOLDCO 6 S.À R.L., a Luxembourg Société à responsabilité limitée (the “Parent Borrower”), CD&R MILLENNIUM US ACQUICO LLC (the “U.S. Borrower”) and the other Subsidiary Borrowers from time to time party thereto (together with the Parent Borrower and the U.S. Borrower, the “Borrowers” and each individually, a “Borrower”), the several banks and other financial institutions from time to time party thereto (the “Lenders”), the Administrative Agent, the Collateral Agent and the other parties party thereto are parties to a First Lien Credit Agreement, dated as of July 31, 2014 (as amended, amended and restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, in connection with the Credit Agreement, CD&R MILLENNIUM HOLDCO 5 S.À R.L., a Luxembourg Société à responsabilité limitée, and certain of the Parent Borrower’s Subsidiaries are, or are to become, parties to the First Lien Guarantee Agreement, dated as of July 31, 2014 (as amended, amended and restated, supplemented, waived or otherwise modified from time to time, the “Guarantee Agreement”), in favor of the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties;

WHEREAS, Assignee is acquiring from Assignor all of the Capital Stock of the Parent Borrower;

WHEREAS, in connection therewith, Subsection 9.16(d) of the Guarantee Agreement requires Assignee to assume all of the obligations of Assignor under the Guarantee Agreement and the other Loan Documents to which Assignor is a party; and

WHEREAS, upon the assumption of Assignor’s obligations by Assignee, the Assignor shall be automatically released from its obligations under the Guarantee Agreement and any other instrument or document furnished pursuant thereto, and pursuant to Subsection 9.16(d) of the Guarantee Agreement the Administrative Agent and the Collateral Agent shall, among other things, take such actions as may be reasonably requested to evidence such release.

Annex 2

NOW, THEREFORE, IT IS AGREED:

1.	By executing and delivering this Joinder, Assignee hereby expressly assumes all of the obligations of Assignor under the Guarantee Agreement and each other Loan Document to which Assignor is a party and agrees that it will be bound by the provisions of the Guarantee Agreement and such other Loan Documents. Pursuant to Subsection 9.16(d) of the Guarantee Agreement, Assignee hereby succeeds to, and is substituted for, and shall exercise every right and power of, Assignor under the Guarantee Agreement and the other Loan Documents to which Assignor is a party, and shall be thereafter be deemed to be “[Holdings]” for purposes of the Guarantee Agreement and the other Loan Documents and a “Guarantor” for purposes of the Guarantee Agreement as if originally named therein and the Assignor is hereby expressly, irrevocably and unconditionally discharged from all debts, obligations, covenants and agreements under the Guarantee Agreement and the other Loan Documents to which it is a party.

2.	The Administrative Agent and the Collateral Agent hereby confirms and acknowledges the release of Assignor from its Guarantee and all other obligations under the Guarantee Agreement and all other obligations thereunder and under the other Loan Documents.

3.	Assignee hereby represents and warrants that each of the representations and warranties made by Assignee, in its capacity as a Guarantor, solely with respect to the representations and warranties made by Holdings, contained in Section 4 of the Guarantee Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date.

4.	GOVERNING LAW. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Annex 2

IN WITNESS WHEREOF, the undersigned has caused this Joinder to be duly executed and delivered as of the date first above written.

[ASSIGNOR]

By:
Name:
Title:

[ASSIGNEE]

By:
Name:
Title:

Acknowledged and Agreed to as of the date hereof by:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent and Administrative Agent

By:
Name:
Title:

By:
Name:
Title: